THE MORGAN STANLEY HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                    William G. Morton, Jr.
CHAIRMAN OF THE BOARD              DIRECTOR
OF DIRECTORS

Michael F. Klein                   Stefanie V. Chang
PRESIDENT AND DIRECTOR             VICE PRESIDENT

Peter J. Chase                     Harold J. Schaaff, Jr.
DIRECTOR                           VICE PRESIDENT

John W. Croghan                    Joseph P. Stadler
DIRECTOR                           VICE PRESIDENT

David B. Gill                      Valerie Y. Lewis
DIRECTOR                           SECRETARY

Graham E. Jones                    Joanna M. Haigney
DIRECTOR                           TREASURER

John A. Levin                      Belinda A. Brady
DIRECTOR                           ASSISTANT TREASURER

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

--------------------------------------------------------------------------------

ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

--------------------------------------------------------------------------------

LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------

                                        THE
                                   MORGAN STANLEY
                                     HIGH YIELD
                                     FUND, INC.

--------------------------------------------------------------------------------








                                   ANNUAL REPORT
                                 DECEMBER 31, 1997
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 18.48% compared to 12.65% for the CS First Boston High Yield Index (the "Index"). For the period since the Fund's commencement of operations on November 30, 1993 through December 31, 1997, the Fund's total return based on net asset value per share, was 65.85% compared to 49.02% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $16.06, representing a 5.7% premium to the Fund's net asset value per share.

The high yield bond market had another good year in 1997. The Salomon Brothers high yield market index returned 13.2% compared to the 9.6% return registered by the Salomon Brothers Broad index. Declining long-term interest rates and a strong stock market provided a favorable backdrop to high yield market.

Ten year Treasury rates declined 67 basis points and thirty year rates declined 72 basis points from the beginning to the end of the year. However short-term interest rates rose resulting in a relatively flat yield curve. The Federal Reserve boosted short term rates in March because of the fear of future inflation given the strong economy and tight labor market. These fears have not materialized so far however and the market retreat in March was short lived. Inflation reports continue to be excellent and the problems in Asia will only help keep inflation down.

The strong stock market also supported the high yield market. The S&P 500's 33% rise increased investors' confidence that earnings will continue upwards and that companies will have ready access to capital. Portfolio holdings such as Qwest and Outdoor Systems benefited from IPOs and equity issuance.

The merger and acquisition activity also continued at a high pace. Stock for stock transactions and mergers into high grade companies effectively delevered many high yield companies and boosted bond prices. Portfolio holdings Brooks Fiber and recently Teleport were beneficiaries in this category.

The telecommunications sector was by far the best performer during 1997. The sector benefited from acquisition activity and from the fact that many of the securities in the industry tend to have a high duration, so declining rates helped performance also. This was by far our most heavily weighted sector.

We also did a good job avoiding many landmines in 1997. The supermarket industry, generally a popular one in the market, had several high profile credit problems which we avoided. Subprime finance companies and auto suppliers were also sectors that experienced problems that we successfully avoided.

Emerging markets is another area of importance to our portfolio. We started the year with nearly a twenty percent weighting in emerging markets debt. This area performed spectacularly and as spreads narrowed dramatically we cut our position by approximately a third. Our timing was fortunate in that this was accomplished shortly before the Asian crisis. Although we had little exposure to Asia at the time, Latin credits were also hammered during the rout. Latin bonds rebounded fairly quickly as opposed to the Asians, but volatility still is evident in these markets. We have increased our exposure to the Asians as we believe the IMF bailouts will enable the sovereigns and some of the major corporates to avoid default.

We are well positioned for 1998. We currently have little exposure to cyclical credits. We maintain a high allocation to the telecommunications sector where fundamentals continue to appear very positive. The emerging markets sector is where we hope for more aggressive returns, but we acknowledge the potential risks. We attempt to mitigate this risk by investing primarily in what we consider world class companies or those that have very strong sponsorship and in sovereign issues where we believe there is significant value.

Sincerely,


/s/ Michael F. Klein


Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Robert Angevine


Robert Angevine
PORTFOLIO MANAGER

January 1998

MORGAN STANLEY HIGH YIELD FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                 TOTAL RETURN (%)
INFORMATION                             ------------------------------------------------------------------------------------
                                            MARKET VALUE(1)              NET ASSET VALUE(2)                  INDEX(3)
                                        ------------------------      ------------------------      ------------------------
                                                        AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                        ----------      -------       ----------      -------       ----------      -------
                    One Year                 23.79%       23.79%           18.48%       18.48%           12.65%       12.65%
                    Since Inception*         75.37        14.73            65.85        13.17            49.02        10.26

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
----------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION


[CHART]


                                                  YEARS ENDED DECEMBER 31:
                                       1993*      1994      1995      1996      1997
                                      -------   -------   -------   -------   -------
Net Asset Value Per Share. . . . . .  $ 14.10   $ 11.96   $ 13.63   $ 14.45   $ 15.19
Market Value Per Share . . . . . . .  $ 14.75   $ 11.38   $ 12.88   $ 14.63   $ 16.06
Premium/(Discount) . . . . . . . . .      4.6%     -4.8%     -5.5%      1.3%      5.7%
Income Dividends . . . . . . . . . .       --   $  1.37   $  1.27   $  1.42   $  1.36
Capital Gains Distributions. . . . .       --        --        --             $  0.48
Fund Total Return (2). . . . . . . .     0.00%    -5.53%    26.07%    17.52%    18.48%
Index Total Return (1)(3). . . . . .     1.26%    -0.98%    17.39%    12.40%    12.65%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
*    The Fund commenced operations on November 30, 1993.

MORGAN STANLEY HIGH YIELD FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                 [CHART]
               Debt Securities                         91.5%
               Equity Securities                        6.4%
               Short-Term Investments                   2.1%

--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                 [CHART]
               Other                                   30.7%
               Asset-Backed Securities                  5.2%
               Broadcast -- Radio & Television         14.2%
               Collateralized Mortgage Obligation       3.5%
               Diversified                              4.5%
               Energy                                   4.5%
               Foreign Government Bonds                 5.7%
               Gaming & Lodging                         3.3%
               Metals                                   3.6%
               Multi-Industry                           9.3%
               Telecommunications                      15.5%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                      PERCENT OF
                                                         TOTAL
                                                      INVESTMENTS
                                                      -----------
 1.  Time Warner, Inc. Series 'M' 10.25%                  4.0%
 2.  DR Securitized Lease Trust                           3.4
 3.  Brooks Fiber Properties                              3.1
 4.  Teleport Communications 0.00%, 7/1/07                2.6
 5.  ISP Holdings, Inc. 'B' 9.00%, 10/15/03               2.4
 6.  Norcal Waste Systems Inc. 13.50%, 11/15/05           2.4%
 7.  Republic of Argentina                                2.3
 8.  Viacom, Inc. 8.00%, 7/7/06                           2.2
 9.  IXC Communications, Inc.                             2.2
10.  Southland Corp. 5.00%, 12/15/03                      2.0
                                                         ----
                                                         26.6%
                                                         ----
                                                         ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

DECEMBER 31, 1997



                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (77.1%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
   Jet Equipment Trust 144A
      'D-95' 11.44%, 11/1/14                              $ 1,100       $ 1,469
      'C1' 11.79%, 6/15/13                                  1,500         2,020
                                                                        -------
                                                                          3,489
                                                                        -------
--------------------------------------------------------------------------------
BANKING (1.6%)
   Korea Development Bank
      7.375%, 9/17/04                                         590           475
   Western Financial Bank
      8.875%, 8/1/07                                        2,385         2,367
                                                                        -------
                                                                          2,842
                                                                        -------
--------------------------------------------------------------------------------
BROADCAST -- RADIO & TELEVISION (14.2%)
    Cablevision Systems Corp.
      7.875%, 12/15/07                                        575           587
(d) 9.875%, 5/15/06                                         2,650         2,912
    Comcast Cellular Holdings 'B'
      9.50%, 5/1/07                                         2,480         2,585
    Comcast Corp.
      1.125%, 4/15/07                                       1,350           889
    Fox/Liberty Networks LLC 144A
(c) 0.00%, 8/15/07                                          3,390         2,170
      8.875%, 8/15/07                                         845           846
    Lenfest Communications
      8.375%, 11/1/05                                       1,060         1,093
(d) Paramount Communications
      8.25%, 8/1/22                                         2,600         2,622
    Rogers Cablesystems
      10.125%, 9/1/12                                         650           712
(d) Rogers Cablesystems 'B'
      10.00%, 3/15/05                                       2,210         2,442
    Sinclair Broadcast Group
      9.00%, 7/15/07                                        1,370         1,397
    TV Azteca 'B'
      10.50%, 2/15/07                                       2,470         2,553
(d) Viacom, Inc.
      8.00%, 7/7/06                                         3,840         3,845
                                                                        -------
                                                                         24,653
                                                                        -------
--------------------------------------------------------------------------------
BUSINESS SERVICES (1.8%)
(d) Outdoor Systems Inc.
      8.875%, 6/15/07                                       2,955         3,080
                                                                        -------
--------------------------------------------------------------------------------
CHEMICALS (1.0%)
(b) Huntsman Corp. 144A
      9.094%, 7/1/07                                        1,650         1,724
                                                                        -------
--------------------------------------------------------------------------------
COAL, GAS & OIL (2.0%)
(d) Snyder Oil Corp.
      8.75%, 6/15/07                                        3,350         3,409
                                                                        -------
--------------------------------------------------------------------------------


                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------

COMPUTERS (1.8%)
(d) Advanced Micro Devices, Inc.
      11.00%, 8/1/03                                      $ 2,970       $ 3,193
                                                                        -------
--------------------------------------------------------------------------------
DIVERSIFIED (0.5%)
    KMart Corp.
(d) 7.75%, 10/1/12                                            725           705
      8.375%, 7/1/22                                          185           182
                                                                        -------
                                                                            887
                                                                        -------
--------------------------------------------------------------------------------
ENERGY (4.5%)
    National Power Corp.
      7.875%, 12/15/06                                      1,825         1,605
(d) Nuevo Energy Co.
      9.50%, 4/15/06                                        2,760         2,946
    Quezon Power Ltd.
      8.86%, 6/15/17                                        2,900         2,479
(c) Transamerican Energy 144A
      0.00%, 6/15/02                                          945           747
                                                                        -------
                                                                          7,777
                                                                        -------
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROLS (2.4%)
(c) Norcal Waste Systems Inc.
      13.50%, 11/15/05                                      3,575         4,156
                                                                        -------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.3%)
    Geberit International
      10.125%, 4/15/07                                  DEM 1,700         1,025
    ITT Promedia 144A
      9.125%, 9/15/07                                       2,950         1,722
(c) PTC International Finance BV 144A
      0.00%, 7/1/07                                        $1,820         1,174
                                                                        -------
                                                                          3,921
                                                                        -------
--------------------------------------------------------------------------------
FOOD (1.2%)
    Fleming Companies, Inc. 144A
      10.50%, 12/1/04                                       1,455         1,522
      10.625%, 7/31/07                                        460           486
                                                                        -------
                                                                          2,008
                                                                        -------
--------------------------------------------------------------------------------
FOOD SERVICE & LODGING (1.1%)
(d) Host Marriott Travel
      9.50%, 5/15/05                                        1,835         1,945
                                                                        -------
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.2%)
    APP Fin II Mauritius Ltd.
      12.00%, 2/15/04                                       2,490         2,098
                                                                        -------
--------------------------------------------------------------------------------
GAMING & LODGING (3.3%)
(d) Grand Casinos
      10.125%, 12/1/03                                      2,495         2,695
    Louisiana Casino Cruise
      11.50%, 12/1/98                                         318           322
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
GAMING & LODGING (CONTINUED)
  (d) Station Casinos, Inc.
        10.125%, 3/15/06                                  $ 2,485       $ 2,615
                                                                        -------
                                                                          5,632
                                                                        -------
--------------------------------------------------------------------------------
HEALTH CARE SUPPLIES & SERVICES (1.7%)
      Kinetic Concepts Inc. 144A
        9.625%, 11/1/07                                       500           507
  (d) Tenet Healthcare Corp.
        8.625%, 1/15/07                                     2,405         2,480
                                                                        -------
                                                                          2,987
                                                                        -------
--------------------------------------------------------------------------------
METALS (3.6%)
      Hylsa 144A
        9.25%, 9/15/07                                      1,900         1,864
      Impress Metal Packaging
        9.875%, 5/29/07                                 DEM 2,750         1,586
      Murrin Murrin Holdings Pty 144A
        9.375%, 8/31/07                                   $ 2,785         2,775
                                                                        -------
                                                                          6,225
                                                                        -------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (9.3%)
      Ameriserve Food Co.
        10.125%, 7/15/07                                      795           826
(c,d) Brooks Fiber Properties
        0.00%, 3/1/06                                       5,395         4,478
        0.00%, 11/1/06                                      1,095           876
      CA FM Lease Trust 144A
        8.50%, 7/15/17                                      1,470         1,549
  (d) ISP Holdings, Inc. 'B'
        9.00%, 10/15/03                                     4,065         4,219
      Multicanal
        10.50%, 2/1/07                                      1,705         1,688
  (d) SD Warren Co. 'B'
        12.00%, 12/15/04                                    2,235         2,497
                                                                        -------
                                                                         16,133
                                                                        -------
--------------------------------------------------------------------------------
REAL ESTATE (1.8%)
  (d) HMC Acquisition Properties
        9.00%, 12/15/07                                     2,050         2,137
      Residential Reins 97A A2 144A
        11.45%, 12/15/98                                    1,000         1,024
                                                                        -------
                                                                          3,161
                                                                        -------
--------------------------------------------------------------------------------
RETAIL -- GENERAL (2.0%)
  (d) Southland Corp.
        5.00%, 12/15/03                                     4,000         3,500
                                                                        -------
--------------------------------------------------------------------------------
SOAP & TOILETRIES (1.8%)
      Revlon Worldwide 'B' Zero
        Coupon, 3/15/01                                     4,560         3,146
                                                                        -------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (14.1%)
(c,d) Dial Call Communications
        0.00%, 4/15/04                                      2,500         2,387
                                                                        -------
--------------------------------------------------------------------------------


                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
Telecommunications (continued)
  (c) Dial Call Communications 'B'
        0.00%, 12/15/05                                   $ 1,000       $   915
      Espirit Telecom Group 'DM'
        11.50%, 12/15/07                                DEM 2,000         1,148
      Globalstar LP
        11.375%, 2/15/04                                  $ 1,925         1,958
      Iridium LLC/Capital Corp. 'A'
        13.00%, 7/15/05                                       840           882
  (d) IXC Communications, Inc.
        12.50%, 10/1/05                                     1,745         2,007
(c,d) Nextel Communications, Inc.
        0.00%, 8/15/04                                      3,475         3,084
  (c) Occidente y Caribe
        0.00%, 3/15/04                                      3,125         2,344
  (d) Qwest Communications International
        10.875%, 4/1/07                                       775           876
      Rogers Communications, Inc.
        8.875%, 7/15/07                                       750           751
  (d) 9.125%, 1/15/06                                         800           813
  (c) TCI Satellite Entertainment 144A
        0.00%, 2/15/07                                      4,295         2,867
(c,d) Teleport Communications
        0.00%, 7/1/07                                       5,480         4,480
                                                                        -------
                                                                         24,512
                                                                        -------
--------------------------------------------------------------------------------
TRANSPORTATION (0.3%)
      Hermes Europe Railtel BV 144A
        11.50%, 8/15/07                                       480           530
                                                                        -------
--------------------------------------------------------------------------------
UTILITIES (1.6%)
      Cleveland Electric
        8.375%, 12/1/11                                       440           450
  (d) 8.375%, 8/1/12                                        1,050         1,075
      Midland Funding Corp. I 'C-94'
        10.33%, 7/23/02                                     1,122         1,202
                                                                        -------
                                                                          2,727
                                                                        -------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
     (Cost $127,628)                                                    133,735
                                                                        -------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.2%)
      Aircraft Lease Portfolio Securitization
        Ltd. 1996-1 P1D 12.75%, 6/15/06                     1,770         1,912
      DR Securitized Lease Trust
        1993-K1 A1 6.66%, 8/15/10                           2,164         2,004
        1994-K1 A1 7.60%, 8/15/07                           3,517         3,455
        1994-K2 A2 9.35%, 8/15/19                             500           521
      First Home Mortgage Acceptance
        Corp., 1996-B, Class C 144A 7.929%, 11/1/18         1,319         1,181
                                                                        -------
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
      (Cost $8,191)                                                       9,073
                                                                        -------
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.5%)
      DLJ Mortgage Acceptance Corp.
        1997-CF2 S 144A
        0.357%, 10/15/30                                 $ 32,950      $    876
      GMAC IO 1996-C1 CL X2 REMIC
        1.904%, 3/15/21                                     6,604           591
      Long Beach Auto 1997-1, 'B' 144A
        14.22%, 10/26/03                                    3,039         3,040
      OHA Auto Grantor Trust 1997-1, 'B'
        144A 11.00%, 9/15/03                                1,609         1,613
      PNC Mortgage Services Corp.,
        1995-2 B4 7.50%, 9/25/25                                1
                                                                        -------
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $6,238)                                                       6,120
                                                                        -------
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (5.7%)
--------------------------------------------------------------------------------
ARGENTINA (2.3%)
(b,c) Republic of Argentina 'L' Par Bond
        5.50%, 3/31/23                                      3,625         2,663
  (c) Republic of Argentina Bearer Bond
        6.688%, 3/31/05                                        14            13
(b,c) Republic of Argentina Pre 4 Bocon PIK
        0.00%, 9/1/02                                       1,100         1,285
                                                                        -------
                                                                          3,961
                                                                        -------
--------------------------------------------------------------------------------
COLOMBIA (0.5%)
  (c) Republic of Colombia
        8.70%, 2/15/16                                        925           899
                                                                        -------
--------------------------------------------------------------------------------
MAURITIUS (0.7%)
      Pindo Deli Finance Mauritius 144A
        10.75%, 10/1/07                                     1,560         1,271
                                                                        -------
--------------------------------------------------------------------------------
MEXICO (1.6%)
      United Mexican States Par Bond 'W-A'
        6.25%, 12/31/19                                     2,520         2,105
      United Mexican States Par Bond 'W-B'
        6.25%, 12/31/19                                       750           626
                                                                        -------
                                                                          2,731
                                                                        -------
--------------------------------------------------------------------------------
VENEZUELA (0.6%)
      Republic of Venezuela Debt Conversion Bond
        9.25%, 9/15/27                                      1,070           962
                                                                        -------
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS
      (Cost $9,297)                                                       9,824
                                                                        -------
--------------------------------------------------------------------------------


                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (0.2%)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.2%)
  (a) Nextel Communications, Inc. 'A'
      (Cost $216)                                          13,377        $  348
                                                                        -------
--------------------------------------------------------------------------------
PREFERRED STOCK (6.0%)
--------------------------------------------------------------------------------
DIVERSIFIED (4.0%)
      Time Warner, Inc. Series 'M' 10.25%                   6,102         6,873
                                                                        -------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (1.0%)
      Sinclair Capital 11.625%                             15,290         1,682
                                                                        -------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.0%)
      IXC Communications, Inc. 144A PIK 12.50%              1,545         1,777
                                                                        -------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
      (Cost $9,093)                                                      10,332
                                                                        -------
--------------------------------------------------------------------------------


                                                           No. of
                                                         Warrants
--------------------------------------------------------------------------------
WARRANTS (0.2%)
AEROSPACE & DEFENSE (0.0%)
  (a) Sabreliner Corp. , expiring 4/15/03                   2,000
                                                                        -------
--------------------------------------------------------------------------------
GAMING & LODGING (0.0%)
  (a) Louisiana Casino Cruises, expiring 12/1/98            1,108            --
                                                                        -------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.2%)
  (a) Globalstar Telecom 144A, expiring 2/15/04             1,925           211
  (a) Iridium World Communications, Inc. 144A,
        expiring 7/15/05                                      840           101
  (a) Nextel Communications, expiring 4/25/99               2,500            --
  (a) Occidente y Caribe 144A, expiring 3/15/04            12,500
                                                                        -------
                                                                            312
                                                                        -------
--------------------------------------------------------------------------------
TOTAL WARRANTS
      (Cost $40)                                                            312
                                                                        -------
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                             Face
                                                           Amount          Value
                                                             (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%)
Repurchase Agreement
  Chase Securities, Inc., 5.95%, dated
    12/31/97, due 1/2/98, to be
    repurchased at $3,720,
    collateralized by $3,760 United
    States Treasury Notes, 5.625%, due
    2/15/06, valued at $3,799
    (Cost $3,719)                                       $   3,719      $   3,719
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost $164,422)                                                      173,463
                                                                       ---------
--------------------------------------------------------------------------------
OTHER ASSETS
  Cash                                                         76
  Interest Receivable                                       3,011
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                               135
  Receivable for Investments Sold                              71
  Deferred Organization Costs                                  11
  Receivable for Closed Foreign Currency
    Exchange Contracts                                          9
  Other Assets                                                 13          3,326
--------------------------------------------------------------------------------
LIABILITIES
  Payable For:
    Reverse Repurchase Agreements                         (37,819)
    Dividends Declared                                     (5,688)
    Investment Advisory Fees                                  (81)
    Professional Fees                                         (39)
    Director's Fees and Expenses                              (38)
    Shareholder Reporting Expenses                            (35)
    Administrative Fees                                       (16)
    Custodian Fees                                             (7)
    Other Liabilities                                         (16)       (43,739)
--------------------------------------------------------------------------------
NET ASSETS
  Applicable to 8,760,708, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                                    $ 133,050
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                              $   15.19
                                                                       ---------
--------------------------------------------------------------------------------


                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                         $      88
  Capital Surplus                                                        122,877
  Undistributed Net Investment Income                                        199
  Accumulated Net Realized Gain                                              703
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                          9,183
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                       $ 133,050
                                                                       ---------
--------------------------------------------------------------------------------


  (a) --  Non-income producing
  (b) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.
  (c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity.
  (d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1997 -- see note A-4 to financial statements.
 144A --  Certain conditions for public sale may exist.
  PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
December 31, 1997 exchange rate -- German Mark (DEM) 1.799 = U.S.$1.00

Foreign Currency Exchange Contract Information:
  Under the terms of foreign currency exchange contracts open at December 31, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  Net
  Currency                                In                  Unrealized
    to                                  Exchange                 Gain
  Deliver      Value   Settlement         For       Value       (Loss)
   (000)       (000)      Date           (000)      (000)        (000)
------------------------------------------------------------------------
DEM  1,980    $1,102     01/20/98      $ 1,141    $1,141          $39
     2,920     1,629     02/27/98        1,681     1,681           52
    $  145       145     02/27/98     DEM  255       142           (3)
DEM  2,000     1,117     03/18/98      $ 1,135     1,135           18
     3,355     1,873     03/23/98        1,902     1,902           29
              ------                              ------         ----
              $5,866                              $6,001         $135
              ------                              ------         ----
              ------                              ------         ----


      The accompanying notes are an integral part of these financial statements.

                                                                 YEAR ENDED
STATEMENT OF OPERATIONS                                      DECEMBER 31, 1997
                                                                    (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . .           $   528
  Interest . . . . . . . . . . . . . . . . . . . . . . . . .            15,066
--------------------------------------------------------------------------------
     Total Income  . . . . . . . . . . . . . . . . . . . . .            15,594
--------------------------------------------------------------------------------
EXPENSES
  Interest Expense on Borrowings . . . . . . . . . . . . . .             2,258
  Investment Advisory Fees . . . . . . . . . . . . . . . . .               929
  Administrative Fees  . . . . . . . . . . . . . . . . . . .               177
  Shareholder Reporting Expenses . . . . . . . . . . . . . .                94
  Professional Fees  . . . . . . . . . . . . . . . . . . . .                65
  Custodian Fees . . . . . . . . . . . . . . . . . . . . . .                38
  Directors' Fees and Expenses . . . . . . . . . . . . . . .                33
  Transfer Agent Fees  . . . . . . . . . . . . . . . . . . .                31
  Amortization of Organization Costs . . . . . . . . . . . .                12
  Other Expenses . . . . . . . . . . . . . . . . . . . . . .                30
--------------------------------------------------------------------------------
     Total Expenses  . . . . . . . . . . . . . . . . . . . .             3,667
--------------------------------------------------------------------------------
       Net Investment Income . . . . . . . . . . . . . . . .            11,927
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold . . . . . . . . . . . . . . . .             7,899
  Foreign Currency Transactions  . . . . . . . . . . . . . .                82
--------------------------------------------------------------------------------
     Net Realized Gain . . . . . . . . . . . . . . . . . . .             7,981
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Appreciation on Investments  . . . . . . . . . . . . . . .             2,458
  Appreciation on Foreign Currency Translations  . . . . . .               142
--------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation  . . . .             2,600
--------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation  . . . . . . . . . . . . . . . .            10,581
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations . . .           $22,508
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                   YEAR ENDED               YEAR ENDED
                                                               DECEMBER 31, 1997        DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                     (000)                    (000)
---------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . .          $ 11,927                 $ 11,804
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . .             7,981                    3,064
  Change in Unrealized Appreciation/Depreciation . . . . . . .             2,600                    4,689
---------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations . . . .            22,508                   19,557
---------------------------------------------------------------------------------------------------------
Distributions:

  Net Investment Income. . . . . . . . . . . . . . . . . . . .          (11,879)                 (12,391)
  In Excess of Net Investment Income . . . . . . . . . . . . .                 -                      (7)
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . .           (4,182)                        -
---------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . .          (16,061)                 (12,398)
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions
    (18,040 and 22,124 shares, respectively) . . . . . . . . .               273                      308
---------------------------------------------------------------------------------------------------------
  Total Increase . . . . . . . . . . . . . . . . . . . . . . .             6,720                    7,467
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . .           126,330                  118,863
---------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income
    (distributions in excess of) of U.S.$199 and U.S.$(7),
    respectively.) . . . . . . . . . . . . . . . . . . . . . .          $133,050                 $126,330
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                             DECEMBER 31, 1997
STATEMENT OF CASH FLOWS                                             (000)
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
  Proceeds from Sales of Investments . . . . . . . . . . . .         $ 146,468
  Purchases of Investments . . . . . . . . . . . . . . . . .          (152,015)
  Net Increase in Short-Term Investments . . . . . . . . . .            (3,719)
  Investment Income. . . . . . . . . . . . . . . . . . . . .            11,394
  Interest Expense Paid. . . . . . . . . . . . . . . . . . .            (1,935)
  Operating Expenses Paid. . . . . . . . . . . . . . . . . .            (1,382)
--------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating Activities. .            (1,189)
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings under Reverse Repurchase Agreements . . . . . .            12,390
  Distributions Paid (net of reinvestment of U.S.$273) . . .           (11,198)
--------------------------------------------------------------------------------
  Net Cash Provided by Financing Activities. . . . . . . . .             1,192
--------------------------------------------------------------------------------
  Net Increase in Cash . . . . . . . . . . . . . . . . . . .                 3

CASH AT BEGINNING OF PERIOD. . . . . . . . . . . . . . . . .                73
--------------------------------------------------------------------------------
CASH AT END OF PERIOD. . . . . . . . . . . . . . . . . . . .               $76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Reconciliation of Net Investment Income to Net Cash Provided
  by Investing and Operating Activities:
--------------------------------------------------------------------------------
  Net Investment Income. . . . . . . . . . . . . . . . . . .         $  11,927
  Proceeds from Sales of Investments . . . . . . . . . . . .           146,468
  Purchases of Investments . . . . . . . . . . . . . . . . .          (152,015)
  Net Increase in Short-Term Investments . . . . . . . . . .            (3,719)
  Net Increase in Receivables Related to Operations. . . . .              (606)
  Net Increase in Payables Related to Operations . . . . . .               343
  Amortization of Organization Costs . . . . . . . . . . . .                12
  Accretion/Amortization of Discounts and Premiums . . . . .            (3,599)
--------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating Activities. .         $  (1,189)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.


                                                                                                                     PERIOD FROM
                                                                                                                     NOVEMBER 30,
                                                                             YEAR ENDED DECEMBER 31,                   1993* TO
                                                                             -----------------------                 DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                            1997           1996           1995            1994        1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .      $  14.45       $  13.63       $  11.96        $  14.10       $  14.10
---------------------------------------------------------------------------------------------------------------------------------
OFFERING COSTS . . . . . . . . . . . . . . . . . . . .             -              -              -           (0.01)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . . . . . . .          1.37           1.35           1.34            1.32           0.04
Net Realized and Unrealized Gain (Loss)
  on Investments . . . . . . . . . . . . . . . . . . .          1.21           0.89           1.60           (2.08)          0.01
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations . . . . . . . . . .          2.58           2.24           2.94           (0.76)          0.05
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . .         (1.36)         (1.42)         (1.27)          (1.36)             -
  In Excess of Net Investment Income . . . . . . . . .             -              -              -           (0.01)             -
  Net Realized Gain. . . . . . . . . . . . . . . . . .         (0.48)             -              -               -              -
---------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . .         (1.84)         (1.42)         (1.27)          (1.37)             -
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period . . . . . . . . . . . .        $15.19         $14.45         $13.63          $11.96         $14.10
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Per Share Market Value, End of Period  . . . . . . . .        $16.06         $14.63         $12.88          $11.38         $14.75
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . . . . .         23.79%         25.92%         25.21%        (14.11)%          4.61%
  Net Asset Value (1). . . . . . . . . . . . . . . . .         18.48%         17.52%         26.07%         (5.53)%          0.00%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Thousands)  . . . . . . . .      $133,050       $126,330       $118,863        $104,260       $122,781
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses before Interest Expense to
  Average Net Assets . . . . . . . . . . . . . . . . .          1.06%          1.12%          1.11%           1.12%       1.46%**
Ratio of Expenses After Interest Expense to
  Average Net Assets . . . . . . . . . . . . . . . . .          2.76%          2.46%          2.79%           2.78%       1.46%**
Ratio of Net Investment Income to Average
  Net Assets . . . . . . . . . . . . . . . . . . . . .          8.98%          9.82%         10.29%          10.18%       3.76%**
Portfolio Turnover Rate. . . . . . . . . . . . . . . .            94%           136%            84%             32%          0%
---------------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations
**   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
-----------
     The Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

     At December 31, 1997, the Fund had reverse repurchase agreements outstanding as follows:

                                                                MATURITY IN
                                                                  30 TO 90
                                                                     DAYS
                                                               ------------
     Value of Securities Subject to
      Repurchase . . . . . . . . . . . . . . . . . . . . . .   $ 51,250,591
     Liability Under Reverse
      Repurchase Agreement . . . . . . . . . . . . . . . . .   $ 37,819,000
     Weighted Average Interest Rate. . . . . . . . . . . . .           6.74%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was approximately $33,098,000 at a weighted average interest rate of 6.72%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign ex-change rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into
     forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets on the Fund's Custody account as segregated. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and non-deductible expenses.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. ("the Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of .70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States under a Domestic Custody Agreement. Cus-todian fees are computed and payable monthly based on assets under custody plus an amount for each transaction effected, including reimbursement for certain out-of-pocket expenses.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with an International Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected, including reimbursement for certain out-of-pocket expenses. During the year ended December 31, 1997, the Fund did not incur any fees to the International Custodian.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling, approximately $152,015,000 and $145,650,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1997, the Federal income tax cost basis of securities was $164,430,000 and, accordingly, net unrealized appreciation for Federal income tax purposes was $9,033,000 of which $10,730,000 related to appreciated securities and $1,697,000 related to depreciated securities.

F. In connection with its organization, the Fund incurred $60,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning November 30, 1993, the date the Fund commenced operations.

G. At December 31, 1997, a substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled approximately $30,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1997, the Board declared a monthly distribution of $0.17 per share, derived from net investment income and $0.48 per share, derived from net realized gains, payable on January 9, 1998, to shareholders of record on December 31, 1997.

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $1,025,000 as long-term capital gain at the 28% tax bracket and $1,067,000 at the 20% tax bracket. In addition, for the year ended December 31, 1997, the percentage of dividends, as reported on Form 1099-DIV, that qualify for the 70% dividend receive deduction for corporate shareholders was 4%.

REPORT OF INDEPENDENT ACCOUNTANTS
---------
To the Shareholders and Board of Directors of The Morgan Stanley High Yield Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Morgan Stanley High Yield Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 30, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    The Morgan Stanley High Yield Fund, Inc.
                    American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353